SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (or Date of Earliest Event Reported): February 28, 2003



                              MATRIX BANCORP, INC.

             (Exact name of registrant as specified in its charter)

        Colorado                          0-21231                84-1233716
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)




700 Seventeenth Street, Suite 2100                                  80202
Denver, Colorado
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (303) 595-9898.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
         -----------------------------------------

         On February 28, 2003, Matrix Bancorp, Inc. (the "Company") announced that two of its wholly-owned subsidiaries, Matrix Capital Bank and Matrix Financial Services Corporation ("Matrix Financial"), entered into definitive agreements to sell substantially all of the assets of Matrix Financial associated with its wholesale mortgage origination platform based in Phoenix, Arizona to a newly formed independent mortgage company. Due to licensing considerations, the transaction is structured to close in two stages with the final closing scheduled to occur on August 31, 2003. Until August 31, 2003, Matrix Financial will continue to operate the wholesale platform while the economic risks and rewards will pass to the buyer. As consideration for the wholesale platform, Matrix Financial will receive (i) $3,300,000, half of which was paid on February 28, 2003 with the remainder to be paid on August 31, 2003;
(ii) a production premium that is dependent on the principal amount of all loans originated between February 28, 2003 and August 31, 2003, but in no event will be less than $4,900,000 or greater than $9,100,000 and (iii) one half of any profit over a specified threshold amount resulting from pipeline loans that fund within two months of February 28, 2003.

         The Purchase and Assumption Agreement between the parties is attached as Exhibit 10.1 and the Company's press release is attached as Exhibit 99.1.

Forward-Looking Statements

Certain statements contained in this Form 8-K that are not historical facts, including, but not limited to, statements that can be identified by the use of forward-looking terminology such as "may," "will," "expect," "anticipate," "predict," "plan," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. The actual results of future events described in such forward-looking statements in this report could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: third party claims or actions in relation to the ongoing or future bankruptcies filed by clients or customers; interest rate fluctuations; level of delinquencies; defaults and prepayments; general economic conditions; the occurrence of acts of terrorism, such as the events of September 11, 2001, or acts of war; competition; government regulation; possible future litigation; the actions or inactions of third parties; and other risks set forth in our periodic reports, filings and other public statements, including the Company's current report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2001. Readers should not place undue expectations on any forward-looking statements. We are not promising to make any public announcement when we consider forward-looking statements in this document to be no longer accurate, whether a result of new information, what actually happens in the future or for any other reason.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         10.1     Purchase and Assumption Agreement, dated February 28, 2003.

         99.1 Press Release, dated February 28, 2003, announcing sale of wholesale mortgage origination platform.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 4, 2003


                                        MATRIX BANCORP, INC.


                                        By:  /s/ David W. Kloos
                                           -------------------------------------
                                        Name:  David W. Kloos
                                             -----------------------------------
                                        Title:  Sr. Vice President
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                                  EXHIBIT INDEX

Exhibit No.                         Description

         10.1     Purchase and Assumption Agreement, dated February 28, 2003.

         99.1 Press Release, dated February 28, 2003, announcing sale of wholesale mortgage origination platform.